Income Taxes - Components of Income Tax Expense Benefit (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income from continuing operations before income taxes and equity in net income of unconsolidated investments:
Domestic	$ 351,731	$ 311,195	$ 222,361
Foreign	186,711	57,017	260,170
Income from continuing operations before income taxes and equity in net income of unconsolidated investments	538,442	368,212	482,531
Current income tax expense:
Federal	53,953	67,022	90,179
State	2,195	6,107	5,407
Foreign	18,414	19,672	27,166
Total	74,562	92,801	122,752
Deferred income tax expense (benefit):
Federal	69,817	928	(27,128)
State	2,416	648	(626)
Foreign	(12,350)	(13,944)	9,473
Total	59,883	(12,368)	(18,281)
Total income tax expense	$ 134,445	$ 80,433	$ 104,471